Exhibit 99.1

Contact: Investor Relations and Corporate Communications
804.289.9709	FOR IMMEDIATE RELEASE

Brink’s Appoints Mark Eubanks as President and CEO
Doug Pertz to Serve as Executive Chairman
Transition Completes Previously Announced CEO Succession Plan

RICHMOND, Va., March 17, 2022 – The Brink’s Company (NYSE:BCO), the global leader in total cash management, route-based secure logistics and payment solutions, today announced that Mark Eubanks, executive vice president and chief operating officer (COO), has been appointed president and chief executive officer (CEO), effective May 6, 2022. At that time, Doug Pertz, who has served as president and CEO since July 2016, will transition to executive chairman of the board.
In connection with this leadership transition, Mike Herling, who has served as chairman since 2016 and as a director since 2009, will become the board’s independent lead director. The board also nominated Eubanks as a director for election at the 2022 annual meeting of shareholders.
Mike Herling said: “Over the last six years as president and CEO, Doug led the creation of substantial shareholder value by consistently driving double-digit revenue growth and margin improvement. He also led the development of the company’s strategic plan, which is expected to drive accelerated revenue and margin growth. As chairman, he will continue to serve in an executive management role, where he will primarily support development and execution of the company’s strategy. Our board is very excited to elevate Mark to the role of chief executive officer. We are confident in his ability to continue to drive the successful execution of our strategy and create tremendous value for our shareholders. We are also pleased that Doug will continue to work with Mark to achieve a successful transition of leadership while also supporting acceleration of Brink’s digital cash payments strategy.”
Doug Pertz said: “Mark has a robust track record of execution at large, complex international businesses and brings broad qualifications as a strong leader. I’ve worked side-by-side with him over the past seven months, and he has clearly demonstrated his leadership in driving operational excellence and his commitment to execution of our transformational digital strategies. My fellow board members and I look forward to working with Mark to create substantial value in the future for our shareholders.”
Mark Eubanks said: “I joined Brink’s because I recognized an opportunity to be part of a dynamic, global company executing on a strategy to transform the cash management industry. I am honored to have the opportunity to succeed Doug and lead Brink’s through its next phase of growth. Brink’s has a bright future, and I look forward to working closely with our team to drive operational excellence, innovation and continued value creation for all of our stakeholders.”
Eubanks joined Brink’s in September 2021 as part of the company’s previously announced CEO succession plan. Prior to joining Brink’s, Eubanks served as president, Europe, Middle East and Africa for Otis Worldwide Corporation (NYSE:OTIS), the world’s leading elevator and escalator manufacturing, installation and service company. Before joining Otis Worldwide, Eubanks was group president, electrical products for Eaton Corporation, with global responsibility for six operating divisions with total annual revenue of approximately $6 billion. Prior to that, he was president, Cooper Lighting, at Cooper Industries until 2015, when Cooper was acquired by Eaton. Eubanks earned his B.S., electrical engineering, from University of Florida and his MBA from Emory University.

About The Brink’s Company
The Brink’s Company (NYSE:BCO) is the global leader in total cash management, route-based secure logistics and payment solutions including cash-in-transit, ATM services, cash management services (including vault outsourcing, money processing and intelligent safe services), and international transportation of valuables. Our customers include financial institutions, retailers, government agencies, mints, jewelers and other commercial operations. Our global network of operations in 53 countries serves customers in more than 100 countries. For more information, please visit our website at www.brinks.com or call 804-289-9709.

Forward-Looking Statements
This release contains forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to: statements regarding future results, strategic initiatives, including digital strategies, and the company’s ongoing CEO succession planning process, including the expected appointments of a new CEO and executive chairman and lead director of the board and related timing of such appointments.

Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions (including political conflict or unrest), regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; pandemics (including the ongoing Covid-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of Covid-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the American Rescue Plan Act and Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations.

This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2021, and in related disclosures in our other public filings with the Securities and Exchange Commission. The forward-looking information included in this document is representative only as of the date of this document and The Brink's Company undertakes no obligation to update any information contained in this document.

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